Supplement to the Fidelity® Municipal Money Market Fund and Spartan® Municipal Money Fund
October 23, 2000
Prospectus

The following information replaces similar information found in the "Fee Table" section on page 6.

Shareholder Fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Exchange fee for Spartan Municipal Money onlyA,B	$5.00
Wire transaction fee for Spartan Municipal Money onlyA	$5.00
Checkwriting fee, per check written for Spartan Municipal Money onlyA	$2.00
Account closeout fee for Spartan Municipal Money onlyA	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00

A The fees for individual transactions are waived if your account balance at the time of the transaction is $50,000 or more.

B You will not pay an exchange fee if you exchange through any of Fidelity's automated exchange services.

The following information replaces similar information found the "Account Features and Policies" section on page 20.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

SMM/MMM-01-01 April 11, 2001
1.471730.104

SUPPLEMENT TO THE

FIDELITY® MUNICIPAL MONEY MARKET FUND
and SPARTAN® MUNICIPAL MONEY FUND

October 23, 2000

STATEMENT OF ADDITIONAL INFORMATION

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 13.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of International Flavors & Fragrances, Inc. (2000), Rockwell International (electronic controls and communications products, 2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 13.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 13.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals) and Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board. The following information supplements similar information found in the "Trustees and Officers" section beginning on page 13.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board of Fidelity Union Street Trust II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 13.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

SMM/MMMB-01-01 April 11, 2001
1.476046.105

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 13.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

Effective April 1, 2001, Paul F. Maloney was appointed Assistant Treasurer. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 13.

PAUL F. MALONEY (50) is Assistant Treasurer of Fidelity Municipal Money Market Fund and Spartan Municipal Money Fund. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

The following information replaces the "Compensation Table" information in the "Trustees and Officers" section beginning on page 13.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended August 31, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from Municipal Money MarketB	Aggregate Compensation from Spartan Municipal MoneyB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0	$ 0
Abigail P. Johnson**	$ 0	$ 0	$ 0
J. Michael Cook*****	$ 1,074	$ 309	$ 0
Ralph F. Cox	$ 1,996	$ 614	$ 217,500
Phyllis Burke Davis	$ 2,020	$ 622	$ 211,500
Robert M. Gates	$ 1,996	$ 614	$ 217,500
E. Bradley Jones****	$ 581	$ 200	$ 217,500
Donald J. Kirk	$ 1,996	$ 614	$ 217,500
Marie L. Knowles******	$ 337	$ 97	$ 0
Ned C. Lautenbach***	$ 1,838	$ 558	$ 54,000
Peter S. Lynch**	$ 0	$ 0	$ 0
William O. McCoy	$ 1,971	$ 605	$ 214,500
Gerald C. McDonough	$ 2,488	$ 766	$ 269,000
Marvin L. Mann	$ 2,008	$ 618	$ 217,500
Robert C. Pozen**	$ 0	$ 0	$ 0
Thomas R. Williams	$ 1,996	$ 614	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

The following information replaces the similar information found in the "Transfer and Service Agent Agreements" section on page 21.

FSC also collects small account fees from certain accounts with balances of less than $2,000.

Supplement to the
Fidelity® Daily
Income Trust
October 23, 2000
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Daily Income Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Daily Income Trust and Fidelity Cash Reserves, a fund of Fidelity Phillips Street Trust.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Daily Income Trust solely in exchange for the number of shares of Fidelity Cash Reserves equal in value to the relative net asset value of the outstanding shares of Fidelity Daily Income Trust. Following such exchange, Fidelity Daily Income Trust will distribute the Fidelity Cash Reserves shares to its shareholders pro rata, in liquidation of Fidelity Daily Income Trust as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Fidelity Daily Income Trust, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Daily Income Trust will be held on June 13, 2001, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Fidelity Daily Income Trust will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Cash Reserves.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about June 21, 2001. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity Daily Income Trust shareholders fail to approve the Agreement, Fidelity Daily Income Trust will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity Daily Income Trust.

FDI-01-03 April 11, 2001
1.478060.104

Effective the close of business on April 16, 2001, Fidelity Daily Income Trust will be closed to new accounts pending the Reorganization.

The following information replaces similar information found in the"Fee Table" section on page 4.

Shareholder Fees (paid by the investor directly)

Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,000)	$12.00

The following information replaces similar information found the "Account Features and Policies" section on page 17.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

SUPPLEMENT TO THE

FIDELITY® DAILY INCOME TRUST

October 23, 2000

STATEMENT OF ADDITIONAL INFORMATION

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 10.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of International Flavors & Fragrances, Inc. (2000), Rockwell International (electronic controls and communications products, 2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 10.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

FDIB-01-01 April 11, 2001
1.478061.105

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 10.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 10.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals) and Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 10.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

Effective April 1, 2001, Paul F. Maloney was appointed Assistant Treasure of the Fund. The following information supplements the similar information found in the "Trustees and Officers" Section beginning on page 10.

PAUL F. MALONEY (50) is Assistant Treasurer of Fidelity Daily Income Trust. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board. The following information supplements information found in the "Trustees and Officers" section beginning on page 10.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board of Fidelity Union Street Trust II (2000). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 15.

FSC also collects small account fees from certain accounts with balances of less than $2,000.

SUPPLEMENT TO THE

SPARTAN®ARIZONA MUNICIPAL INCOME FUND
AND
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

October 23, 2000

STATEMENT OF ADDITIONAL INFORMATION

On January 18, 2001, the Board of Trustees of Spartan Arizona Municipal Income Fund authorized the reduction of the fund's redemption fee period from 180 days to 30 days. Redemptions after January 26, 2001 of shares held less than 30 days will be subject to the same redemption fee of 0.50% of the amount redeemed.

The following information replaces the similar information found in the "Special Considerations Regarding Arizona" section on page 10.

Obligations of the State of Arizona

Under the Arizona Constitution, the State's power to contract debt is limited to an amount of not more than $350,000 to supply casual deficits or failures in revenues or to meet expenses not otherwise provided for. In addition to that authority, the State may borrow money to repel invasion, suppress insurrection, or defend the State in time of war.

Certain State agencies and instrumentalities may issue debt secured by limited special revenue sources. Additionally, obligations such as lease-purchase agreements and Certificates of Participation that are subject to annual appropriation are not debt within the meaning of Arizona's constitutional and statutory limitations. Payments for the fiscal year ending June 30, 2001 for the bonded indebtedness of various State agencies, boards, departments and instrumentalities (including the Department of Transportation and State educational institutions) will total approximately $141.64 million. Payments for the fiscal year ending June 30, 2001 for outstanding Certificates of Participation of State agencies and instrumentalities will total approximately $39.83 million.

Economy

Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other states in virtually every major category of growth, including population, personal income, gross state product, and job creation. From 1980 to 1998, the State's population grew 75.4% andon July 1, 1999 was estimated at 4.78 million.

Geographically, Arizona is the nation's sixth largest state. The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for approximately 76% of total population and 85% of total wage and salary employment in Arizona.

Recent State Financial Results

Revenues and Expenditures - Fiscal Year 1999. For the fiscal year ended June 30, 1999, general fund revenues increased by approximately 7.02% and the State enjoyed a general fund balance of approximately $255.4 million at year end. General fund revenues for that period were approximately $5.64 billion (not including the carry forward balance).

Revenues and Expenditures - Fiscal Year 2000. As of January 2000, the State's general fund revenues for Fiscal Year 2000 were projected to be $5.94 billion (not including the carry forward balance) which would be up 5.4% from the prior year. Total general fund expenditures for that period were projected to be $6.02 billion resulting in a projected fund balance of approximately $180.2 million. In May 2000, State Budget officials reported that revenue collections were $19.1 million (0.4%) below forecast, citing year-to-date individual income tax collection being below projections as the reason for this shortfall.

Economic Trends and Recent Tax Reform Measures. Arizona's economy in recent years has been consistent with the national economic cycle. The State's general fund has benefitted from robust performance in nearly all sectors including employment, personal income, retail sales, economic development, corporate profits and residential housing growth. This strong growth has enabled the State Legislature to continue to enact substantial tax reduction measures. During the 2000 legislative session the Legislature enacted reductions in corporate income and motor vehicle license taxes.

Arizona economic indicators led the State Budget officials in April 1999 to project that Arizona's growth should continue but at a slower pace through year 2001. Personal income which grew at a rate of 7.5% in calendar year 1998 (second fastest among the 50 states) was expected to grow 7.4% in calendar year 1999, 7.2% in calendar year 2000 and 7.1% in calendar year 2001.

The Arizona Department of Economic Security reports that employment growth in Arizona showed an increase of 4.2% in calendar year 1999 and is expected to show an increase of 3.9% in calendar year 2000, and 3.6% in calendar year 2001.

AZI/SPZB-01-03 April 11, 2001
1.713596.109

Average unemployment in Arizona in calendar year 1999 was 4.4%. Through June of 2000, the average unemployment rate for calendar year 2000 is 3.9%.

Fiscal Years 2000 and 2001 Budgets. As a result of recent legislative changes made to the State's budgeting procedures, the entire State budgeting and program evaluation is now on a two-year cycle. The major emphasis of the first regular session of the Legislature during a two-year cycle will be budgetary approval. Program Authorization Reviews will be conducted in the second regular session.

The projected revenues upon which the general fund budgets for Fiscal Years 2000 and 2001 were based assumeing slowing but steady growth in such fiscal years and also reflect certain legislative revenue reductions, including reductions in the tax rates for the corporate income tax and the motor vehicle license tax. These reductions are expected to total $15 million in Fiscal Year 2000 and $52 million in Fiscal Year 2001. Total general fund revenues (not including the carry forward balance but including the tax reduction measures) are expected to increase 5.4%% in Fiscal Year 2000 and 5.5% in Fiscal Year 2001. The State Budget staff's January 2000 forecast for Fiscal Year 2000 showed projected General Fund revenues of $6.198 billion (including the projected carry forward balance of $255 million) and expenditures of $6.017 billion leaving a General Fund balance as of June 30, 2000 of $180 million. The forecast for Fiscal Year 2001 showed projected General Fund revenues of $6.451 billion (including the projected carry forward balance of $180 million) and expenditures of $6.414 billion leaving a General Fund balance as of June 30, 2001 of $36.9 million. In July 2000, the State Budget staff reported that, based on preliminary data, state revenue collection for Fiscal Year 2000 finished about $2.9 million below forecast and, as a result, the projected Fiscal Year 2001 carry forward balance was adjusted to $34 million.

The projected expenditures for Fiscal Year 2000 represent an increase of approximately 2.10% over Fiscal Year 1999. The expenditures for Fiscal Years 2000 and 2001 include approximately $317.5 million and $455 million, respectively, for the funding program known as "Students FIRST" enacted in 1998 to implement a court-ordered equalization program for school capital funding. Such capital funding requirements will continue in future fiscal years.

"Rainy Day Fund." In 1990 the Legislature enacted a formula-based Budget Stabilization Fund into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend" periods. Both deposits and withdrawals are determined by a formula based upon total annual Arizona personal income as adjusted for inflation, provided that withdrawals from the Fund may occur only when annual income growth is both below 2% and below the seven-year average trend. The Legislature by a two-thirds vote can override the formula and approve a withdrawal. The intent of this limit on withdrawals is to avoid withdrawals from the Fund when annual growth levels are gradually declining after an extended high growth period. The balance in the Fund as of June 30, 1999 was approximately $386.8 million and as of April 2000 the Budget staff estimated that the balance in the Fund at the end of fiscal year 2000 would be approximately $409.3 million or approximately 6.9% of General Fund Revenue. In 2000, the Legislature provided for the financing of a new Arizona State Hospital by appropriating interest earnings from the Budget Stabilization Fund totaling $80,000,000 ($20,000,000 per year in Fiscal Year 2000, Fiscal Year 2001, Fiscal Year 2002 and Fiscal Year 2003). The Legislature provided for reimbursement of this diversion through $20,000,000 in annual receipts from the Arizona share of the master tobacco settlement agreement.

The following information replaces the similiar information found in the "Performance" section on page 22.

Historical Bond Fund Results. The following table shows the fund's yield, tax-equivalent yield, and returns for the fiscal periods ended August 31, 2000.

For Spartan Arizona Municipal Income, returns do not include the effect of the fund's 0.50% trading fee, applicable to shares held less than 30 days.

The following information replaces the similar information found in the "Performance" section on page 23.

Explanatory Notes: With an initial investment of $10,000 in Spartan Arizona Municipal Income on October 11, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,772. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,918 for dividends and $314 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.50% short-term trading fee applicable to shares held less than 30 days.

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces the similar information found in the"Trustees and Officers" section beginning on page 26.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information replaces the similar information found in the"Trustees and Officers" section beginning on page 26.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board. The following information supplements the similar information found in the"Trustees and Officers" section beginning on page 26.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces the similar information found in the"Trustees and Officers" section beginning on page 26.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 26.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 26.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 32.

FSC also collects small account fees from certain accounts with balances of less than $2,000.